UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2026

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Hold.
On March 3, 2026, Tamboran Resources Corporation, a Delaware corporation (the “Company”), held a special meeting of the
Company’s stockholders (the “Company Special Meeting”) where the following matters were voted upon by the Company’s stockholders:
1.Approval of the issuance of (a) 6,537,503 shares of the Company’s common stock (the “Falcon Parent stock consideration”)
to Falcon Oil & Gas Ltd. (“Falcon”) in connection with the transaction whereby the Company will acquire Falcon through the acquisition of all of Falcon’s subsidiaries pursuant to a plan of arrangement (the “arrangement”) and (b) up to an aggregate of
147,508 shares of the Company’s common stock (the “Falcon Australia stock consideration”) to the minority holders of
Falcon Oil & Gas Australia Limited (“Falcon Australia”) in exchange for the remaining 1.9% of the issued and outstanding equity interests of Falcon Australia (collectively, the “Stock Issuance Proposal”).
2.Approval, for the purposes of ASX Listing Rule 7.1 and for all other purposes, the issuance of (a) the Falcon Parent stock consideration to Falcon in connection with the arrangement and (b) the Falcon Australia stock consideration to the minority holders of Falcon Australia in exchange for the remaining 1.9% of the issued and outstanding equity interests of Falcon
Australia (the “ASX Capacity Proposal”).
3.Approval of the adjournment or postponement of the Company Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes to approve the Stock Issuance Proposal, subject to the provisions of the arrangement agreement (such proposal, the “Adjournment Proposal” and together with the Stock Issuance Proposal and the ASX Capacity Proposal, the “Company Proposals”).
Prior to the Company Special Meeting, the Company delivered a definitive proxy statement (the “Proxy Statement”) to its stockholders describing the Company Special Meeting, the Company Proposals, the arrangement and related information. The Proxy
Statement was filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 28, 2026.
At the Company Special Meeting, each of the Stock Issuance Proposal, the ASX Capacity Proposal and the Adjournment
Proposal was approved by the affirmative vote of a majority of the voting power of shares of Tamboran common stock present in person (online) or represented by proxy and entitled to vote thereon at the Company Special Meeting; however, given the approval of the Stock Issuance Proposal, no adjournment was necessary.
As disclosed in the Proxy Statement, as of the close of business on January 23, 2026, the record date for the Company Special
Meeting, there were 22,639,513 shares of Tamboran common stock outstanding and entitled to vote. There were 12,923,245 shares of
Tamboran common stock represented in person or by proxy at the Company Special Meeting, which constituted a quorum to conduct business at the Company Special Meeting. The following are the final voting results on each Company Proposal, which are more fully described in the Proxy Statement.
The following is a summary of the voting results for each matter presented to the Company’s stockholders:

	FOR	AGAINST	ABSTAIN
1. Stock Issuance Proposal	12,916,941	5,529	775

	FOR	AGAINST	ABSTAIN
2. ASX Capacity Proposal	12,916,917	5,531	797

	FOR	AGAINST	ABSTAIN
3. Adjournment Proposal	12,905,738	9,869	7,638
For purposes of the Company Proposals, abstentions and the failure to vote were not votes cast and, accordingly, had no effect on the outcome of such proposals. Further, broker non-votes were not applicable given the nature of the proposals above, as discussed in the Proxy Statement.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: March 4, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer